Prospectus

May 1, 2003

SECURITY FUNDSSM

  Security Diversified Income Fund
  (Formerly U.S. Government Fund)

  Security High Yield Fund

  Security Municipal Bond Fund

  Security Cash Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Fund Investment Objectives and Strategies
   Security Diversified Income Fund
   Security High Yield Fund
   Security Municipal Bond Fund
   Security Cash Fund

Principal Risks
   Interest Rate Risk
   Credit Risk
   Prepayment Risk
   Special Risks Associated with
   Mortgage-Backed Securities
   Options and Futures
   Foreign Securities
   Restricted Securities
   High Yield Securities
   Municipal Security Risk
   Additional Information

Past Performance

Fees and Expenses of the Funds

Investment Manager
   Management Fees
   Portfolio Managers

Sub-Advisers
   Portfolio Managers

Buying Shares
   Class A Shares
   Class A Distribution Plan
   Class B Shares
   Class B Distribution Plan
   Class C Shares
   Class C Distribution Plan
   Cash Fund
   Waiver of Deferred Sales Charge
   Confirmations and Statements

Selling Shares
   By Mail
   By Telephone
   By Broker
   Cash Fund
   Payment of Redemption Proceeds

Dividends and Taxes
   Tax on Distributions
   Taxes on Sales or Exchanges
   Backup Withholding

Determination of Net Asset Value

Shareholder Services
   Accumulation Plan
   Systematic Withdrawal Program
   Exchange Privilege
   Retirement Plans

Investment Policies and Management Practices
   Convertible Securities
   Foreign Securities
   Asset-Backed Securities
   Mortgage-Backed Securities
   Restricted Securities
   Lower Rate Debt Securities
   U.S. Government Securities
   Guaranteed Investment Contracts ("GICs")
   Cash Reserves
   Borrowing
   Futures and Options
   Swaps, Caps, Floors and Collars
   When-Issued Securities and
   Forward Commitment Contracts
   Portfolio Turnover

General Information
   Shareholder Inquiries

Financial Highlights

Appendix A
   Description of Short-Term Instruments
   Description of Commercial Paper Ratings
   Description of Corporate Bond Ratings

Appendix B
   Description of Municipal Bond Ratings
   Ratings of Short-Term Securities

Appendix C
   Reduced Sales Charges

Fund Investment Objectives and Strategies

Listed below are the investment objectives and principal investment strategies for each Fund. The Board of Directors may change a Fund's investment objective without shareholder approval. As with any investment, there can be no guarantee the Funds will achieve their investment objectives.

Security Diversified Income Fund

FUND FACTS
Objective:	High level of interest income with security of principal
Benchmark:	Lehman Brothers Aggregate Bond Index

INVESTMENT OBJECTIVE

The Diversified Income Fund seeks to provide a high level of interest income with security of principal.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective, under normal market conditions, by investing primarily in a diversified portfolio of investment grade debt securities. The Fund expects to maintain a dollar-weighted average duration of 3 to 10 years. The debt securities in which the Fund invests will primarily be domestic securities, but may also include dollar denominated foreign securities. To manage risk, Security Management Company, LLC (the "Investment Manager") diversifies the Fund's holdings among asset classes and individual securities. Some of the asset classes in which the Fund invests may include investment grade corporate debt securities, high yield debt securities (also known as "junk bonds"), investment grade mortgage-backed securities, investment grade asset-backed securities, and U.S. Government securities.

The Fund may also invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, enhance income, or as a substitute for purchasing or selling securities. The Fund may invest in restricted securities as described under "Principal Risks."

Debt securities, which are also called bonds or debt obligations, are like a loan. The issuer of the bond, which could be the U.S. Government, a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the principal) on a certain date (the maturity date). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as zero coupon bonds, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income), although some bonds' interest rates may adjust periodically based upon a market rate. Payment-in-kind bonds pay interest in the form of additional securities.

Investment grade securities are debt securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always a risk of default. Investment grade securities are rated BBB, A, AA or AAA by Standard & Poor's Corporation and Fitch Investors Service, Inc. or Baa, A, Aa or Aaa by Moody's Investors Service, or have been determined by the Investment Manager to be of comparable quality.

The Investment Manager uses a "bottom-up" approach in selecting asset classes and securities. The Investment Manager emphasizes rigorous credit analysis and relative value in selecting securities. The Investment Manager's credit analysis includes looking at factors such as an issuer's management experience, cash flow, position in its market, capital structure, general economic factors and market conditions, as well as world market conditions.

Bottom-Up Approach means that the Investment Manager looks primarily at individual issuers against the context of broader market factors. Some of the factors which the Investment Manager looks at when analyzing individual issuers include relative earnings growth, profitability trends, the issuer's financial strength, valuation analysis and strength of management.

To determine the relative value of a security, the Investment Manager compares the credit risk and yield of the security to the credit risk and yield of other securities of the same or another asset class. Higher quality securities tend to have lower yields than lower quality securities. Based upon current market conditions, the Investment Manager will consider the relative risks and rewards of various asset classes and securities in selecting securities for the Fund.

Credit Quality Rating is a measure of the issuer's expected ability to make all required interest and principal payments in a timely manner.

An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. See Appendix A and B for a more complete discussion of the meaning of the different credit quality ratings.

The Investment Manager may determine to sell a security (1) if it can purchase a security with a better relative value; (2) if a security's credit rating has been changed; (3) if the Investment Manager believes diversification of the Fund is compromised due to mergers or acquisitions; or (4) to meet redemption requests, among other reasons.

Under adverse market conditions, the Fund could invest some or all of its assets in cash and debt obligations consisting of repurchase agreements and money market instruments of foreign or domestic issuers and the U.S. and foreign governments. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Security High Yield Fund

FUND FACTS
Objective:	High current income
Benchmark:	Lehman Brothers High Yield Index

INVESTMENT OBJECTIVE

The High Yield Fund seeks high current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing at least 80% of its assets, under normal market conditions, in a broad range of high-yield, high risk debt securities rated in medium or lower rating categories or determined by the Investment Manager to be of comparable quality ("junk bonds"). However, the Fund will not invest in debt securities which, at the time of purchase, are rated in default. The debt securities in which the Fund invests will primarily be domestic securities, but may also include dollar denominated foreign securities. The Fund may also invest in equity securities and securities with equity characteristics, including common and preferred stocks, American Depositary Receipts, warrants and rights, exchange-traded real estate investment trusts ("REITS") and in a variety of investment vehicles that seek to track the performance of a specific index. The Fund's average dollar weighted maturity is expected to be between 3 and 15 years.

The Fund may also invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, enhance income, or as a substitute for purchasing or selling securities. The Fund may invest in restricted securities as described under "Principal Risks."

High Yield Securities are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of BB or lower by Standard & Poor's Corporation and Fitch Investors Service, Inc. or Ba or lower by Moody's Investors Service, or have been determined by the Investment Manager to be of comparable quality. These securities are more volatile and normally pay higher yields than investment grade securities.

The Investment Manager uses a "bottom-up" approach in selecting high yield securities. The Investment Manager emphasizes rigorous credit analysis and relative value in selecting securities. The Investment Manager's credit analysis includes looking at factors such as an issuer's debt service coverage (i.e., its ability to make interest payments on its debt), the issuer's cash flow, general economic factors and market conditions and world market conditions.

To determine the relative value of a security, the Investment Manager compares the security's credit risk and yield to the credit risk and yield of other securities. The Investment Manager is looking for securities that appear to be inexpensive relative to other comparable securities and securities that have the potential for an upgrade of their credit rating. A rating upgrade typically would increase the value of the security. The Investment Manager focuses on an issuer's management experience, position in its market, and capital structure in assessing its value. The Investment Manager seeks to diversify the Fund's holdings among securities and asset classes.

The Investment Manager may determine to sell a security (1) if it can purchase a security with a better relative value; (2) if a security's credit rating has been changed; or (3) to meet redemption requests, among other reasons.

Under adverse market conditions, the Fund could invest some or all of its assets in cash, U.S. Government securities, commercial notes or money market instruments. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Security Municipal Bond Fund

FUND FACTS
Objective:	As high a level of interest income exempt from regular federal income taxes as is consistent with preservation of shareholders capital.
Benchmark:	Lehman Brothers Municipal Bond Index
Sub-Adviser:	Salomon Brothers Asset Management Inc.

INVESTMENT OBJECTIVE

The Municipal Bond Fund seeks to obtain as high a level of interest income exempt from regular federal income taxes as is consistent with preservation of stockholders' capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective under normal circumstances by investing at least 80% of its assets in investment grade municipal bond obligations that are exempt from regular federal income taxes. The Fund intends to emphasize investments in municipal securities with long-term maturities between 12 and 30 years, and expects to maintain a dollar-weighted average duration of 7 to 11 years. A portion of the Fund's dividends may be subject to the federal alternative minimum tax. Accordingly, the Fund may not be a suitable investment for individuals or corporations that are subject to the federal alternative minimum tax.

Municipal securities are debt obligations of states, cities, towns, and other political subdivisions, agencies or public authorities, which pay interest that is exempt from regular federal income tax. Municipal securities also include debt obligations of other qualifying issuers such as Puerto Rico, Guam, the Virgin Islands and Native American Tribes. Municipal securities are often issued to raise money for public services and projects such as schools, hospitals and public transportation systems. Some municipal securities (for example, industrial development bonds) may be backed by private companies and used to provide financing for corporate facilities or other private projects. In most states, municipal securities issued by entities within the state are also exempt from that state's taxes. Municipal securities may be in the form of bonds, notes and commercial paper, may have a fixed or floating rate of interest, or be issued as zero coupon bonds.

Municipal bonds are divided into two principal classifications: general obligation bonds and revenue bonds. A general obligation bond is backed by the full faith, credit and taxing power of the issuer. A revenue bond is linked to an income-producing project that pays interest and repays principal only to the extent adequate funds are generated by the project. A revenue bond may include private activity bonds.

Duration is a measure of a bond's price volatility. It is a tool used to approximate the percentage change in a bond's price for a given change in its yield. A duration of 5, for example, means the price of the bond will change by approximately 5% in response to a 1% change in yield. In general, duration rises with maturity (the date at which a bond is due and payable) and falls with the frequency of coupon payments and as yield rises.

The Fund's Sub-Adviser is Salomon Brothers Asset Management Inc. The Fund invests primarily in investment grade municipal securities, which represent a large market segment of the municipal market and offer a higher degree of liquidity than do municipal securities in lower rating categories.

To determine which securities to invest in, the Sub-Adviser uses a "top-down" approach, first determining a sector, then a geographic region and then selecting individual securities within that sector/geographic region.

Top-Down Approach means that the Sub-Adviser looks first at the broad market factors and on the basis of those factors, chooses certain sectors or industries within the overall market. It then looks at individual companies within those sectors or industries.

The Sub-Adviser seeks to identify and capture relative value within the municipal bond market by analyzing the following factors:

  Current market environment
  Sector trends
  Credit quality
  Security characteristics (for example, type of issuer, callability, size of issue)
  Tax considerations

The Sub-Adviser uses an analytical database in analyzing sector trends and security characteristics. The Sub-Adviser also uses the database to monitor how the Fund's portfolio will perform in different interest rate environments versus the Fund's benchmark index ("scenario stress testing").

The Sub-Adviser may determine to sell securities (1) if a security's credit rating has been changed; (2) if it can purchase a security with a better relative value; (3) based on the results of scenario stress testing; or (4) to meet redemption requests.

Under adverse market conditions, the Fund could invest in cash, short-term municipal bonds and fixed-income obligations on which the interest is subject to federal income tax. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Security Cash Fund

FUND FACTS
Objective:	As high a level of current income as is consistent with preservation of capital and liquidity

INVESTMENT OBJECTIVE

The Cash Fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing in a diversified and liquid portfolio of primarily the highest quality money market instruments, which may include restricted securities as described under "Principal Risks." Generally, the Fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating, and the remaining assets may be invested in securities with the second-highest credit rating. The Fund also is designed to maintain a constant net asset value of $1.00 per share. Although Cash Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund is subject to certain federal requirements which include the following:

  maintain an average dollar-weighted portfolio maturity of 90 days or less buy individual securities that have remaining maturities of 13 months or less invest only in high-quality, dollar-denominated, short-term obligations.
A Money Market Instrument is a short-term debt instrument issued by banks or other U.S. corporations, or the U.S. Government or state or local governments. Money market instruments have maturity dates of 13 months or less. Money Market instruments may include certificates of deposit, bankers' acceptances, variable rate demand notes, fixed-term obligations, commercial paper, asset-backed commercial paper and repurchase agreements. See Appendix A for a more complete description of the different money market instruments and credit quality ratings.

The Investment Manager attempts to increase return and manage risk by (1) maintaining an average dollar-weighted portfolio maturity within 10 days of the Fund's benchmark, the Money Fund Report published by iMoneyNet, Inc.; (2) selecting securities that mature at regular intervals over the life of the portfolio; (3) purchasing only commercial paper in the top two tiers; and (4) constantly evaluating alternative investment opportunities for diversification without additional risk.

What does it mean to "preserve capital"? Capital, also called principal, refers to the amount of money that you invest in a fund. If you choose to have your dividends and other distributions reinvested in additional shares of a fund, the amount of the distributions will be added to your initial investment to increase the amount of your capital. A fund that seeks to preserve capital attempts to conserve the investor's purchase payments and reinvested dividends. However, there can be no assurance that any fund will be successful in preserving your capital.

Principal Risks

Your investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The value of an investment in the Funds will go up and down, which means investors could lose money.

Interest Rate Risk - Investments in fixed-income securities are subject to the possibility that interest rates could rise, causing the value of the Funds' securities, and share price, to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a fund, the more a fund's share price will fluctuate in response to interest rate changes.

Credit Risk - It is possible that some issuers of fixed-income securities will not make payments on debt securities held by a Fund, or there could be defaults on repurchase agreements held by a Fund. This risk may be especially acute with respect to high yield securities (i.e., "junk bonds"). Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell. While all of the Funds will be subject to credit risk, this risk will be especially relevant to the High Yield Fund.

Prepayment Risk - The issuers of securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.

Special Risks Associated with Mortgage-Backed Securities - All of the Funds, and especially the Diversified Income Fund and High Yield Fund may invest in mortgage-backed securities. A Fund will receive payments on its mortgage-backed securities that are part interest and part return of principal. These payments may vary based on the rate at which homeowners pay off their loans. When a homeowner makes a prepayment, the Fund receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments. Some mortgage-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

Home mortgage loans are typically grouped together into "pools" by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Most of these pools are guaranteed by U.S. Government agencies or by government sponsored private corporations - familiarly called "Ginnie Maes," "Fannie Maes" and "Freddie Macs."

Options and Futures - Diversified Income Fund and High Yield Fund may use options and futures to hedge the Fund's portfolio, to gain exposure to a market without buying individual securities or to increase returns. There is the risk that such practices may sometimes reduce returns or increase volatility. These practices also entail transactional expenses.

Foreign Securities - Diversified Income Fund and High Yield Fund may invest in foreign securities that are U.S. dollar-denominated. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk.

Restricted Securities - Diversified Income Fund, High Yield Fund and Cash Fund may invest in securities that are restricted as to disposition under the federal securities laws. However, Cash Fund only will invest in restricted securities that are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933. Since restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act, their sale may entail substantial delays and the liquidity of these securities may be limited.

High Yield Securities - High Yield Fund, and to a lesser extent, Diversified Income Fund and Municipal Bond Fund, may invest in higher yielding, high risk debt securities. These investments may present additional risk because they may be less liquid and present more credit risk than investment grade bonds. In addition, the price of high yield securities tends to be more susceptible to interest rate changes and to real or perceived adverse economic and competitive industry conditions.

Municipal Security Risk - There are special factors which affect the value of municipal securities and, as a result, a Fund's share price. These factors include, among others, political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in securities.

In addition, Municipal Bond Fund may invest in issuers of municipal securities that have similar characteristics, such as geographic region and/or source of revenue. Consequently, the Fund's portfolio may be more susceptible to the risks of adverse economic, political or regulatory developments than would be the case with a portfolio of securities that is more diversified as to geographic region and/or source of revenue.

Additional Information - For more information about the investment program of the Funds, including additional information about the risks of certain types of investments, please see the "Investment Policies and Management Practices" section of the prospectus.

Past Performance

The charts and tables on the following pages provide some indication of the risks of investing in the Funds by showing changes in each Fund's Class A share performance from year to year and by showing how each Fund's average annual total return has compared to those of a broad measure of market performance. Fee waivers and/or expense reimbursements for Diversified Income Fund reduced the expenses of that Fund. In the absence of such waiver or reimbursements, the performance quoted would be reduced. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

The bar charts on the following pages do not reflect the sales charges applicable to Class A shares which, if reflected, would lower the returns shown. Average annual total returns for each Fund's Class A shares include deduction of the 4.75% front-end sales charge, for Class B shares include the appropriate deferred sales charge, which is 5% in the first year declining to 0% in the sixth and later years, and for Class C shares include the deferred sales charge of 1% in the first year. The average annual total returns also assume that Class B shareholders redeem all their shares at the end of the period indicated.

Security Diversified Income Fund

Highest and Lowest Returns (Quarterly 1993-2002
Highest Quarter
Q2 ended June 30, 1995	7.34%
Lowest Quarter
Q1 ended March 31, 2002	-5.02%

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1993	1994	1995	1996	1997	1998	1999	2000	2001	2002
10.90%	-6.50%	21.86%	1.26%	9.19%	9.09%	-3.60%	9.68%	7.33%	9.04%

Average Annual Total Returns (through December 31, 2002)
	1 Year	5 Years	10 Years (or since inception)
Class A
Return Before Taxes	3.78%	5.16%	6.11%
Return After Taxes on Distributions[1]	1.72%	2.85%	3.37%
Return After Taxes on Distributions and Sale of Fund Shares[1]	2.24%	2.93%	3.46%
Class B Return Before Taxes	3.29%	4.94%	4.78%[2]
Class C Return Before Taxes	7.30%	N/A	8.45%[3]
Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)[4]	10.25%	7.55%	7.51%
1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

2  For the period beginning October 19, 1993 (date of inception) to December 31, 2002. Index performance information is only available to the Fund at the beginning of each month. The Lehman Brothers Aggregate Bond Index average annual total return for the period October 1, 1993 to December 31, 2002 was 7.07%.

3  For the period beginning May 1, 2000 (date of inception) to December 31, 2002. The Lehman Brothers Aggregate Bond Index average annual total return for the period May 1, 2000 to December 31, 2002 was 10.64%.

4 The Lehman Brothers Aggregate Bond Index is a benchmark index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Security High Yield Fund

Highest and Lowest Returns (Quarterly 1997-2002
Highest Quarter
Q4 ended December 31, 2002	5.25%
Lowest Quarter
Q3 ended September 30, 2002	-9.28%

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1997	1998	1999	2000	2001	2002
12.57%	4.98%	-0.51%	-3.03%	4.93%	-1.66%

Average Annual Total Returns (through December 31, 2002)
	1 Year	5 Years	Since Inception
Class A
Return Before Taxes	-6.31%	-0.09%	2.60%[2]
Return After Taxes on Distributions[1]	-9.00%	-3.38%	-0.79%[2]
Return After Taxes on Distributions and Sale of Fund Shares[1]	-3.84%	-1.62%	0.47%[2]
Class B Return Before Taxes	-7.28%	-0.30%	2.55%[2]
Class C Return Before Taxes	-3.37%	N/A	0.11%[3]
Lehman Brothers High Yield Index (reflects no deduction for fees, expenses or taxes)[4]	-1.41%	0.38%	5.86%[5]
1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

2  For the period of August 5, 1996 (date of inception) to December 31, 2002.

3  For the period beginning May 1, 2000 (date of inception) to December 31, 2002. The Lehman Brothers High Yield Index average annual return for the period May 1, 2000 to December 31, 2002 was -0.04%.

4  Lehman Brothers High Yield Index is an unmanaged index generally representative of the fixed rate, publicly issued, non investment grade debt registered with the SEC.

5 Index performance is only available to the Fund at the beginning of each month. The Lehman Brothers High Yield Index is for the period August 1, 1996 to December 31, 2002.

Security Municipal Bond Fund

Highest and Lowest Returns (Quarterly 1993-2002
Highest Quarter
Q1 ended March 31, 1995	6.74%
Lowest Quarter
Q1 ended March 31, 1994	-7.21%

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1993	1994	1995	1996	1997	1998	1999	2000	2001	2002
11.60%	-8.30%	15.48%	2.51%	8.27%	6.05%	-3.45%	12.66%	3.79%	10.11%

Average Annual Total Returns (through December 31, 2002)
	1 Year	5 Years	10 Years
Class A
Return Before Taxes	4.84%	4.66%	5.19%
Return After Taxes on Distributions[1]	4.50%	4.60%	5.00%
Return After Taxes on Distributions and Sale of Fund Shares[1]	4.70%	6.50%	4.95%
Class B Return Before Taxes	4.37%	4.46%	3.93%[2]
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)[3]	9.60%	6.06%	6.71%
1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B will vary.

2  For the period beginning October 19, 1993 (date of inception) to December 31, 2002. Index performance information is only available to the Fund at the beginning of each month. The Lehman Brothers Municipal Bond Index average annual total return for the period October 1, 1993 to December 31, 2002 was 6.09%.

3 Lehman Brothers Municipal Bond Index is a benchmark index generally representative of investment-grade, tax-exempt and fixed rate bonds with long-term maturities (greater than two years) selected from issues larger than $50 million.

Security Cash Fund

Highest and Lowest Returns (Quarterly 1993-2002
Highest Quarter
Q3 ended September 30, 2000	1.46%
Lowest Quarter
Q4 ended December 31, 2002	0.17%

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1993	1994	1995	1996	1997	1998	1999	2000	2001	2002
2.40%	3.43%	5.00%	4.60%	4.90%	4.70%	4.40%	5.56%	3.20%	0.85%

Average Annual Total Returns & Yield (through December 31, 2002)
	1 Year	5 Years	10 Years
Security Cash Fund	0.85%	3.74%	3.88%
7-Day Yield	0.45%

Fees and Expenses of the Funds

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (ALL FUNDS)

Fees are paid directly from your investment.

SHAREHOLDER FEES (fees paid directly from your investment)
	Diversified Income, High Yield and Municipal Bond Funds		Diversified Income and High Yield Funds	Cash Fund
	Class A Shares	Class B Shares[1]	Class C Shares
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None[2]	5%[3]	1%[4]	None
1  Class B shares convert tax-free to Class A shares automatically after eight years.

2  Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

3  5% during the first year, decreasing to 0% in the sixth and following years.

4 A deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

ANNUAL FUND OPERATING EXPENSES

Expenses that are deducted from Fund assets.

	Class A	Class B	Class C
DIVERSIFIED INCOME FUND
Management fee	0.35%	0.35%	0.35%
Distribution (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.42%	0.42%	0.42%
Total annual fund operating expenses	1.02%[1]	1.77%[1]	1.77%[1]
HIGH YIELD FUND
Management fee	0.60%	0.60%	0.60%
Distribution (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.63%	0.63%	0.64%
Total annual fund operating expenses	1.48%	2.23%	2.24%
MUNICIPAL BOND FUND
Management fee	0.50%	0.50%	---
Distribution (12b-1) fees	0.25%	1.00%	---
Other expenses	0.25%	0.25%	---
Total annual fund operating expenses	1.00%[2]	1.75%[2]	---
CASH FUND
Management fee	0.50%	---	---
Distribution (12b-1) fees	None	---	---
Other expenses	0.50%	---	---
Total annual fund operating expenses	1.00%[3]	---	---
1  Diversified Income Fund's total annual operating expenses for the most recent fiscal year were less than the amount shown because of a fee waiver or reimbursement of expenses by the Funds' Investment Manager. The Investment Manager waives a portion of its management fee and/or reimburses expenses in order to keep the Fund's total operating expenses at or below a specified level. The Investment Manager may eliminate all or part of the fee waiver or reimbursement at any time. With the fee waiver and reimbursement, the Funds' actual total annual fund operating expenses for the year ended December 31, 2002, were as follows: Diversified Income Fund, Class A - 0.95%; Diversified Income Fund, Class B - 1.70% and Diversified Income Fund, Class C - 1.70%.

2  Municipal Bond Fund's total annual operating expenses for the most recent fiscal year were reduced due to a contractual cap of fees by the Fund's Investment Manager. Under the agreement the Investment Manager guarantees that the aggregate annual expenses of the Fund, exclusive of interest and taxes, extraordinary expenses (such as litigation), and distribution fees, but inclusive of the Investment Manager's compensation, shall not exceed an amount equal to 1% of the average net assets of the Fund for the year. Brokerage fees and commissions incurred in connection with the purchase or sale of any securities by the Fund are not be deemed to be expenses. In the absence of the fee cap, the operating expenses for the year ended December 31, 2002, would have been as follows: Municipal Bond Fund, Class A - 1.26% and Municipal Bond Fund, Class B - 2.01%.

3 Cash Fund's total annual operating expenses for the most recent fiscal year were reduced due to a contractual cap of fees by the Fund's Investment Manager. Under the agreement the Investment Manager guarantees that the aggregate annual expenses of the Fund, exclusive of interest and taxes, extraordinary expenses (such as litigation), but inclusive of the Investment Manager's compensation, shall not exceed an amount equal to 1% of the average net assets of the Fund for the year. Brokerage fees and commissions incurred in connection with the purchase or sale of any securities by the Fund are not be deemed to be expenses. In the absence of the fee cap, the operating expenses for the year ended December 31, 2002, would have been 1.07% for Cash Fund.

Example

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

Each Example assumes that you invest $10,000 in a Fund for the time periods indicated. Each Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

You would pay the following expenses if you redeemed your shares at the end of each period.

	1 Year	3 Years	5 Years	10 Years
Class A
Diversified Income Fund	$574	$784	$1,011	$1,664
High Yield Fund	618	921	1,245	2,159
Municipal Bond Fund	572	778	1,001	1,641
Cash Fund	102	318	552	1,225
Class B
Diversified Income Fund	$680	$857	$1,159	$1,886
High Yield Fund	726	997	1,395	2,376
Municipal Bond Fund	678	851	1,149	1,862
Cash Fund	---	---	---	---
Class C
Diversified Income Fund	$280	$557	$ 959	$2,084
High Yield Fund	327	700	1,200	2,575
Municipal Bond Fund	---	---	---	---
Cash Fund	---	---	---	---

You would pay the following expenses if you did not redeem your shares.

	1 Year	3 Years	5 Years	10 Years
Class A
Diversified Income Fund	$574	$784	$1,011	$1,684
High Yield Fund	618	921	1,011	2,159
Municipal Bond Fund	572	778	1,001	1,641
Cash Fund	102	318	552	1,225
Class B
Diversified Income Fund	$180	$557	$ 959	$1,886
High Yield Fund	226	697	1,195	2,376
Municipal Bond Fund	178	551	949	1,862
Cash Fund	---	---	---	---
Class C
Diversified Income Fund	$180	$557	$ 959	$2,084
High Yield Fund	227	700	1,200	2,575
Municipal Bond Fund	---	---	---	---
Cash Fund	---	---	---	---

Investment Manager

Security Management Company, LLC (the "Investment Manager"), One Security Benefit Place, Topeka, Kansas 66636-0001, is the Funds' Investment Manager. On December 31, 2002, the aggregate assets of all of the mutual funds under the investment management of the Investment Manager were approximately $4.3 billion.

Management Fees - The following chart shows the aggregate investment management fees paid by each Fund during the last fiscal year.

Management Fees (expressed as a percentage of average net assets)
Diversified Income Fund	0.35%
High Yield Fund	0.60%
Municipal Bond Fund	0.50%
Cash Fund	0.50%

Portfolio Managers - The Portfolio Managers of the Investment Manager oversee the day-to-day operations of the following Funds:

DIVERSIFIED INCOME FUND

Steven M. Bowser, Vice President and Senior Portfolio Manager of the Investment Manager, has managed the Diversified Income Fund's portfolio since 1995. Prior to joining the Investment Manager in 1992, he was Assistant Vice President and Portfolio Manager with the Federal Home Loan Bank of Topeka from 1989 to 1992. He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as a Senior Financial Analyst and Assistant Controller. He graduated with a bachelor of science degree from Kansas State University in 1982. He is a Chartered Financial Analyst charterholder.

Christopher L. Phalen, Assistant Vice President and Portfolio Manager of the Investment Manager, has co-managed Diversified Income Fund since May 2000. Prior to joining the Investment Manager in 1997, he was with Sprint PCS as a pricing analyst. Prior to joining Sprint PCS in 1997, Mr. Phalen was employed by Security Benefit Group. Mr. Phalen graduated from the University of Kansas with a bachelor of business administration and accounting degree. He is a Chartered Financial Analyst charterholder with 5 years investment experience.

HIGH YIELD FUND

David G. Toussaint, Assistant Vice President and Portfolio Manager of the Investment Manager, has managed High Yield Fund since April 2000. Prior to joining the Investment Manager in 2000, he was with Allstate Insurance Company as an investment analyst and served in various managerial positions in their investment operations group since 1993. Mr. Toussaint has eleven years of investment experience and is a Chartered Financial Analyst charterholder. In addition, Mr. Toussaint holds a CPA certificate. Mr. Toussaint earned a bachelor of arts degree in Economics from the University of Illinois, a master of science degree in Accountancy from DePaul University and an M.B.A. from the University of Chicago.

Sub-Advisers

The Investment Manager and the Funds have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows the Investment Manager to hire, replace or terminate sub-advisers without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with the approval of Fund Directors, but without shareholder approval. If a new sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Investment Manager provides the following oversight and evaluation services to a Fund which uses a sub-adviser:

  performing initial due diligence on prospective sub-advisers monitoring the performance of the sub-adviser
  communicating performance expectations to the sub-adviser
  ultimately recommending to the Board of Directors whether a sub-adviser's contract should be renewed, modified or terminated.

The Investment Manager does not expect to recommend frequent changes of sub-advisers. Although the Investment Manager will monitor the performance of sub-advisers, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time.

The Investment Manager has engaged Salomon Brothers Asset Management Inc, 399 Park Avenue, New York, New York, 10022, to provide investment advisory services to the Municipal Bond Fund. Salomon Brothers was incorporated in 1987 and, as of December 31, 2002, managed $34.2 billion in assets.

Portfolio Managers - A Portfolio Manager of the Sub-Adviser oversees the day-to-day operations of the following Fund:

MUNICIPAL BOND FUND

Robert Amodeo, a Managing Director of Salomon Brothers Asset Management Inc., has managed the Municipal Bond Fund's portfolio since July 1998. Prior to joining Salomon Brothers Asset Management Inc. in 1992, Mr. Amodeo was a member of Salomon Brothers, Inc. Partnership Investment Group where he was responsible for analyzing and managing various partnership investments. Mr. Amodeo pioneered adaptation and the use of the Yield Book for municipal bond portfolio management, analysis, performance attribution and optimization. He received a B.S. in Business Management from Long Island University and he is a Chartered Financial Analyst charterholder.

Buying Shares

Shares of the Funds are available through broker/dealers, banks, and other financial intermediaries that have an agreement with the Funds' Distributor, Security Distributors, Inc. A broker/dealer or other financial intermediary may charge fees in connection with an investment in the Fund. Fund shares purchased directly from the Fund are not assessed such additional charges but may entail a front-end sales charge as noted under "Class A Shares."

There are two different ways to buy shares of Municipal Bond Fund-Class A shares or Class B shares. There are three different ways to buy shares of Diversified Income Fund and High Yield Fund-Class A shares, Class B shares, and Class C shares. Cash Fund offers a single class of shares which is offered at net asset value next determined after an order is accepted. The different classes of a Fund differ primarily with respect to sales charges and Rule 12b-1 distribution and service fees for each class. Shares of Cash Fund are offered by the Fund without a sales charge. The minimum initial investment is $100. Subsequent investments must be $100 (or $20 under an Accumulation Plan). The Funds and the Distributor reserve the right to reject any order to purchase shares, in whole or in part.

The Funds no longer issue certificates; all Fund shares are issued in non-certificate form.

Class A Shares - Class A shares are subject to a sales charge at the time of purchase. An order for Class A shares will be priced at a Fund's net asset value per share (NAV) next calculated after the order is accepted by the Fund, plus the sales charge set forth below. The NAV plus the sales charge is the "offering price." A Fund's NAV is generally calculated as of the close of trading on each day the New York Stock Exchange ("NYSE") is open.

Amount of Order	Sales Charge
	As a Percentage of Offering Price	As a Percentage of Net Amount Invested
Less than $50,000	4.75%	4.99%
$50,000 to $99,999	3.75%	3.90%
$100,000 to $249,999	2.75%	2.83%
$250,000 to $999,999	1.75%	1.78%
$1,000,000 or more*	None	None
*Purchases of $1,000,000 or more are not subject to a sales charge at the time of purchase, but are subject to a deferred sales charge of 1.00% if redeemed within one year following purchase. The deferred sales charge is a percentage of the lesser of the NAV of the shares redeemed or the net cost of such shares. Shares that are not subject to a deferred sales charge are redeemed first.

Please see Appendix C for options that are available for reducing the sales charge applicable to purchases of Class A shares.

Class A Distribution Plan - The Funds (except Cash Fund) have adopted Class A Distribution Plans that allow each of these Funds to pay distribution fees to the Funds' Distributor. The Distributor uses the fees to pay for activities related to the sale of Class A shares and services provided to shareholders. The distribution fee is equal to 0.25% of the average daily net assets of the Fund's Class A shares. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

Class B Shares - Class B shares are not subject to a sales charge at the time of purchase. An order for Class B shares will be priced at the Fund's NAV next calculated after the order is accepted by the Fund. A Fund's NAV is generally calculated as of the close of trading on each day the NYSE is open.

Class B shares are subject to a deferred sales charge if redeemed within 5 years from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

The amount of the deferred sales charge is based upon the number of years since the shares were purchased, as follows:

Number of Years Since Purchase	Deferred Sales Charge
1	5%
2	4%
3	3%
4	3%
5	2%
6 and more	0%

The Distributor will waive the deferred sales charge under certain circumstances. See "Waiver of Deferred Sales Charge."

Class B Distribution Plan - The Funds (except Cash Fund) have adopted Class B Distribution Plans that allow each of the Funds to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class B shares and services to shareholders. The distribution fee is equal to 1.00% of the average daily net assets of the Fund's Class B shares. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

Class B shares automatically convert to Class A shares on the eighth anniversary of purchase. This is advantageous because Class A shares are subject to a lower distribution fee than Class B shares. A pro rata amount of Class B shares purchased through the reinvestment of dividends or other distributions is also converted to Class A shares each time that shares purchased directly are converted.

Class C Shares - Class C shares are not subject to a sales charge at the time of purchase. An order for Class C shares will be priced at a Fund's NAV next calculated after the order is accepted by the Fund. A Fund's NAV is generally calculated as of the close of trading on each day the NYSE is open.

Class C shares are subject to a deferred sales charge of 1.00% if redeemed within one year from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed. The Distributor will waive the deferred sales charge under certain circumstances. See "Waiver of Deferred Sales Charge."

Class C Distribution Plan - The Diversified Income Fund and High Yield Fund have adopted Class C Distribution Plans that allow each of the Funds to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class C shares and services to shareholders. The distribution fee is equal to 1.00% of the average daily net assets of the Fund's Class C shares. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

Cash Fund - Shares of Cash Fund are offered at NAV next calculated after an order is accepted. There is no sales charge or load. The minimum initial investment in Cash Fund is $100 for each account. Subsequent investments may be made in any amount of $20 or more. Cash Fund purchases may be made in any of the following ways:

1.  By Mail

(a)  A check or negotiable bank draft should be sent to:

Security Cash Fund P.O. Box 750525 Topeka, Kansas 66675-0525

(b)  Make check or draft payable to "Security Cash Fund."

(c)  For initial investment include a completed investment application that accompanies this prospectus.

2.  By Wire

(a)  Call the Fund to advise of the investment. The Fund will supply an account number at the time of the initial investment and provide instructions for having your bank wire federal funds.

(b) For an initial investment, you must also send a completed investment application to the Fund.

3.  Through Broker/Dealers

Investors may, if they wish, invest in Cash Fund by purchasing shares through registered broker/dealers. Broker/dealers who process orders on behalf of their customers may charge a fee for their services. Investments made directly without the assistance of a broker/ dealer are without charge.

Since Cash Fund invests in money market securities which require immediate payment in federal funds, monies received from the sales of its shares must be monies held by a commercial bank and be on deposit at one of the Federal Reserve Banks. A record date for each stockholder's investment is established each business day and used to distribute the following day's dividend. If federal funds are received prior to 2:00 p.m. (Central time) the investment will be made on that day and the investor will receive the following day's dividend. Federal funds received after 2:00 p.m. (Central time) on any business day will not be invested until the following business day. The Fund will not be responsible for any delays in the wire transfer system. All checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank.

Waiver of Deferred Sales Charge - The Distributor will waive the deferred sales charge under the following circumstances:

  Upon the death of the shareholder if shares are redeemed within one year of the shareholder's death
  Upon the disability of the shareholder prior to age 65 if shares are redeemed within one year of the shareholder becoming disabled and the shareholder was not disabled when the shares were purchased
  In connection with required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue Code
  In connection with distributions from retirement plans qualified under Section 401(a), 401(k) or 403(b) of the Internal Revenue Code for:
    returns of excess contributions to the plan
    retirement of a participant in the plan
    a loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge)
    financial hardship (as defined in regulations under the Internal Revenue Code) of a participant in a plan termination of employment of a participant in a plan
    any other permissible withdrawal under the terms of the plan.

Confirmations and Statements - The Funds will send you a confirmation statement after every transaction that affects your account balance or registration. However, certain automatic transactions may be confirmed on a quarterly basis including systematic withdrawals, automatic purchases and reinvested dividends. Each shareholder will receive a quarterly statement setting forth a summary of the transactions that occurred during the preceding quarter.

Selling Shares

Selling your shares of a Fund is called a "redemption," because the Fund buys back its shares. A shareholder may sell shares at any time. Shares will be redeemed at the NAV next determined after the order is received in good order by the Fund's transfer agent, less any applicable deferred sales charge. A Fund's NAV is generally calculated as of the close of trading on each day the NYSE is open. Any share certificates representing Fund shares being sold must be returned with a request to sell the shares.

When redeeming recently purchased shares, the Fund may delay sending the redemption proceeds until it has collected payment, which may take up to 15 days from date of purchase.

By Mail - To sell shares by mail, send a letter of instruction that includes:

  The name and signature of the account owner(s)
  The name of the Fund
  The dollar amount or number of shares to sell
  Where to send the proceeds
  A signature guarantee if
    The check will be mailed to a payee or address different than that of the account owner, or
    The sale of shares is more than $25,000.
A signature guarantee helps protect against fraud. Banks, brokers, credit unions, national securities exchanges and savings associations provide signature guarantees. A notary public is not an eligible signature guarantor. For joint accounts, both signatures must be guaranteed.

Mail your request to:

Security Management Company, LLC
P.O. Box 750525
Topeka, KS 66675-0525

Signature requirements vary based on the type of account you have:

  Individual or Joint Tenants: Written instructions must be signed by an individual shareholder, or in the case of joint accounts, all of the shareholders, exactly as the name(s) appears on the account.

  UGMA or UTMA: Written instructions must be signed by the custodian as it appears on the account.

  Sole Proprietor or General Partner: Written instructions must be signed by an authorized individual as it appears on the account.

  Corporation or Association: Written instructions must be signed by the person(s) authorized to act on the account. A certified resolution dated within six months of the date of receipt, authorizing the signer to act, must accompany the request if not on file with the Funds.

  Trust: Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear on the account, a certified certificate of incumbency dated within 60 days must also be submitted.

  Retirement: Written instructions must be signed by the account owner.

By Telephone - If you selected this option on your account application, you may make redemptions from your account by calling 1-800-888-2461, on weekdays (except holidays) between 7:00 a.m. and 6:00 p.m. Central time (however, redemption requests received after 3:00 p.m. Central time will not be processed until the next business day). The Funds require that requests for redemptions over $25,000 be in writing with signatures guaranteed. You may not close your account by telephone or redeem shares for which a certificate has been issued. If you would like to establish this option on an existing account, please call 1-800-888-2461. Shareholders may not redeem shares held in an IRA or 403(b)(7) account by telephone.

By Broker - You may redeem your shares through your broker. Brokers may charge a commission upon the redemption of shares.

Cash Fund - If checks are requested on the Checking Privilege Request Form, you may redeem shares of Cash Fund by check. Such checks must be in an amount of $100 or more. Redemption by check is not available for any shares held in certificate form or for shares recently purchased for which the Fund has not collected payment. Check writing privileges may encourage multiple redemptions on an account.

Payment of Redemption Proceeds - By Check. Redemption proceeds will be paid by check and sent to the shareholder(s) of record at the address on our records within seven days after receipt of a valid redemption request. For a charge of $20 deducted from redemption proceeds, the Investment Manager will, upon the shareholder's request, send the redemption proceeds by express mail, or send the proceeds by wire transfer to the shareholder's bank account upon receipt of appropriate wire transfer instructions. In addition, redemption proceeds can be sent by electronic funds transfer, free of charge, to the shareholder's bank account.

The Funds may suspend the right of redemption during any period when trading on the NYSE is restricted or the NYSE is closed for a reason other than a weekend or a holiday, or any emergency is deemed to exist by the Securities and Exchange Commission.

Dividends and Taxes

Each Fund (except Cash Fund) pays its shareholders dividends from its net investment income monthly, and distributes any net capital gains that it has realized, at least annually. Cash Fund pays its shareholders dividends from its investment income daily, and distributes any net capital gains that it has realized at least annually. Your dividends and distributions will be reinvested in shares of the Fund, unless you instruct the Investment Manager otherwise. There are no fees or sales charges on reinvestments.

Tax on Distributions - Fund dividends and distributions are taxable to shareholders (unless your investment is in an Individual Retirement Account ("IRA") or other tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.

In addition to federal tax, dividends and distributions may be subject to state and local taxes. If a Fund declares a dividend or distribution in October, November or December but pays it in January, you may be taxed on that dividend or distribution as if you received it in the previous year. In general, dividends and distributions from the Funds are taxable as follows:

Type of distribution	Tax rate for 15% bracket	Tax rate for 28% bracket or above
Income dividends	Ordinary Income rate	Ordinary Income rate
Short-term capital gains	Ordinary Income rate	Ordinary Income rate
Long-term capital gains	10%	20%
Long-term capital gains (held for 5 years or more)	8%	18%

Your share of interest earned by a Fund from bonds and other debt securities will be taxed at ordinary income rates. A Fund has "short-term capital gains" when it sells a security within 12 months after buying it. Your share of a Fund's net short term capital gains will also be taxed at ordinary income rates.

A Fund has "long-term capital gains" when it sells a security that it has owned for more than 12 months. Distributions designated by a Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares. The Funds (other than Municipal Bond Fund) expect that their distributions will consist primarily of ordinary income.

The Municipal Bond Fund may make distributions called "exempt-interest dividends" that are exempt from federal income tax. Exempt-interest dividends will not necessarily be exempt from state and local income taxes. The Municipal Bond Fund may also make taxable distributions (including capital gains distributions). You generally are required to report all Fund distributions, including exempt-interest dividends, on your federal income tax return.

Tax-deferred retirement accounts do not generate a tax liability unless you are taking a distribution or making a withdrawal.

The Fund will mail you information concerning the tax status of the distributions for each calendar year on or before January 31 of the following year.

Taxes on Sales or Exchanges - You may be taxed on any sale or exchange of Fund shares. The amount of gain or loss will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them.

The table above can provide a guide for your potential tax liability when selling or exchanging Fund shares. "Short-term capital gains" applies to Fund shares sold or exchanged up to one year after buying them. "Long-term capital gains" applies to shares held for more than one year.

Backup Withholding - As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Fund. Please see the Statement of Additional Information for additional tax information.

Determination of Net Asset Value

The net asset value per share (NAV) of each Fund is computed as of the close of regular trading hours on the NYSE (normally 3 p.m. Central time) on days when the Exchange is open. The Exchange is open Monday through Friday, except on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If portfolio investments of a Fund are traded in markets on days when the NYSE is not open, a Fund's NAV may fluctuate on days when investors cannot purchase or redeem shares.

Each Fund's NAV is generally based upon the market value of securities held in the Fund's portfolio. If market prices are not available, the fair value of securities is determined using procedures approved by each Fund's Board of Directors. In addition, if between the time trading ends on a particular security and the close of trading on the NYSE, events occur that materially affect the value of the security, the Funds may value the security at its fair value as determined in good faith by the Investment Manager under procedures approved by the Board of Directors. In such a case, the Fund's net asset value will be subject to the judgment of the Investment Manager rather than being determined by the market.

Shareholder Services

Accumulation Plan - An investor may choose to invest in one of the Funds (except Cash Fund) through a voluntary Accumulation Plan. This allows for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan involves no obligation to make periodic investments, and is terminable at will.

Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Fund as of the close of business on such day as the payment is received. The investor will receive a confirmation and statement after each investment.

Investors may choose to use an Automatic Investment Plan (automatic bank draft) to make Fund purchases. There is no additional charge for choosing to use an Automatic Investment Plan. Withdrawals from your bank account may occur up to 3 business days before the date scheduled to purchase Fund shares. An application for an Automatic Investment Plan may be obtained from the Funds.

Systematic Withdrawal Program - Shareholders who wish to receive regular monthly, bi-monthly, quarterly, semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A shareholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. A Systematic Withdrawal Program will be allowed only if shares with a current aggregate NAV of $5,000 or more are deposited with the Investment Manager, which will act as agent for the stockholder under the Program. Shares are liquidated at NAV. The Program may be terminated on written notice, or it will terminate automatically if all shares are liquidated or withdrawn from the account.

A shareholder may establish a Systematic Withdrawal Program with respect to Class B and Class C shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B or Class C shares provides for withdrawals in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B or Class C shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Class B Shares" and "Class C Shares" as applicable. A Systematic Withdrawal form may be obtained from the Funds.

Exchange Privilege - Shareholders who own shares of the Funds may exchange those shares for shares of Diversified Income Fund, Municipal Bond Fund, or High Yield Fund, or for shares of the other mutual funds distributed by the Distributor, which currently include Security Growth and Income, Equity, Global, Total Return, Social Awareness, Mid Cap Value, Small Cap Growth, Enhanced Index, International, Select 25, Large Cap Growth, Technology and Ultra Funds. Shareholders who hold their shares in a tax-qualified retirement plan may also exchange shares of the Funds for shares of Capital Preservation Fund, but may not exchange shares of the Funds for shares of Municipal Bond Fund. Shareholders, except those who have purchased through the following custodial accounts of the Investment Manager, 403(b)(7) accounts, SEP accounts and SIMPLE Plans, may also exchange their shares for shares of Cash Fund. All exchanges are made at the relative NAVs of the Funds on the date of the exchange.

Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee or sales charge is presently imposed on such an exchange. Shares of a particular class of the Funds may be exchanged only for shares of the same class of another fund distributed by the Distributor or for shares of Cash Fund, if available, which offers a single class of shares. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase without regard to the time shares were held in Cash Fund.

For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares.

Because Cash Fund does not impose a sales charge or commission in connection with sales of its shares, any exchange of Cash Fund shares acquired through direct purchase or reinvestment of dividends will be based on the respective net asset values of the shares involved and a sales charge will be imposed equal to the sales charge that would be charged such shareholder if he or she were purchasing for cash.

The terms of an employee-sponsored retirement plan may affect a shareholder's right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.

Exchanges are made upon receipt of a properly completed Exchange Authorization form. A current prospectus of the fund into which an exchange is made will be given to each stockholder exercising this privilege.

To exchange shares by telephone, a shareholder must hold shares in non-certificate form and must either have completed the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the Investment Manager, a shareholder may exchange shares by telephone by calling the Funds at 1-800-888-2461, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received by telephone after the close of the NYSE (normally 3 p.m. Central time) will be treated as if received on the next business day. The exchange privilege, including telephone exchanges, may be changed or discontinued at any time by either the Investment Manager or the Funds upon 60 days' notice to shareholders.

Dollar Cost Averaging. Only for participants in a 403(b)(7) account sponsored by the Investment Manager and opened on or after June 5, 2000, a special exchange privilege is available. This privilege allows such participants to make periodic exchanges of shares from the Security Capital Preservation Fund (held in non-certificate form) to one or more of the funds available under the exchange privilege as described above. Such periodic exchanges in which securities are purchased at regular intervals are known as "dollar cost averaging." With dollar cost averaging, the cost of the securities gets averaged over time and possibly over various market cycles. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

You may obtain a dollar cost averaging request form from the Investment Manager. You must designate on the form whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. The Investment Manager will exchange shares as requested on the first business day of the month. The Investment Manager will make exchanges until your account value in the Security Capital Preservation Fund is depleted or until you instruct the Investment Manager to terminate dollar cost averaging. You may instruct the Investment Manager to terminate dollar cost averaging at any time by written request.

Asset Rebalancing. Only for participants in a 403(b)(7) account sponsored by the Investment Manager and opened on or after June 5, 2000, a special exchange privilege is available that allows participants to automatically exchange shares of the funds on a quarterly basis to maintain a particular percentage allocation among the funds. The available funds are those discussed above under the exchange privilege and shares of such funds must be held in non-certificate form. Your account value allocated to a fund will grow or decline in value at different rates during the selected period, and asset rebalancing will automatically reallocate your account value in the funds to the allocation you select on a quarterly basis.

You may obtain an asset rebalancing request form from the Investment Manager. You must designate on the form the applicable funds and the percentage of account value to be maintained in each fund. Thereafter, the Investment Manager will exchange shares of the funds to maintain that allocation on the first business day of each calendar quarter. You may instruct the Investment Manager to terminate asset rebalancing at any time by written request.

Retirement Plans - The Funds have available tax-qualified retirement plans for individuals, prototype plans for the self-employed, pension and profit sharing plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Further information concerning these plans is contained in the Funds' Statement of Additional Information.

Investors in a tax-deferred arrangement, such as a retirement plan, should carefully consider whether it makes sense to invest in Municipal Bond Fund.

Investment Policies and Management Practices

This section takes a detailed look at some of the types of securities the Funds may hold in their portfolios and the various kinds of management practices that may be used in the portfolios. The Funds' holdings of certain types of investments cannot exceed a maximum percentage of net assets. These percentage limitations are set forth in the Statement of Additional Information. While the percentage limitations provide a useful level of detail about a Fund's investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on a Fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all of the Fund's other investments. Fund Portfolio Managers have considerable leeway in choosing investment strategies and selecting securities they believe will help a Fund achieve its objective. In seeking to meet its investment objective, a Fund may invest in any type of security or instrument whose investment characteristics are consistent with the Fund's investment program.

The Funds are subject to certain investment policy limitations referred to as "fundamental policies." The full text of each Fund's fundamental policies is included in the Statement of Additional Information.

The following pages describe some of the investments which may be made by the Funds, as well as some of the management practices of the Funds.

Convertible Securities - Diversified Income Fund and High Yield Fund may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree.

Foreign Securities - Diversified Income Fund and High Yield Fund may invest in foreign securities denominated in U.S. dollars. Foreign investments increase a Fund's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; and possible problems arising from accounting, disclosure, settlement and regulatory practices that differ from U.S. standards. These risks are heightened for investments in developing countries.

Asset-Backed Securities - Diversified Income Fund and High Yield Fund may invest in asset-backed securities. An underlying pool of assets, such as credit card receivables, automobile loans, or corporate loans or bonds backs these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. The underlying assets (i.e., loans) are subject to prepayments, which can shorten the securities' weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing credit support, or swap counterparty.

Mortgage-Backed Securities - Diversified Income Fund and High Yield Fund may invest in a variety of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is sold to investors such as the Funds. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The three largest issuers of these securities are the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). GNMA certificates are backed by the full faith and credit of the U.S. Government, while others, such as Fannie Mae and Freddie Mac certificates, are only supported by the ability to borrow from the U.S. Treasury or supported only by the credit of the agency. Private mortgage bankers and other institutions also issue mortgage-backed securities. Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect the Fund's net asset value. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.

Additional mortgage-backed securities in which these Funds may invest include Collateralized Mortgage Obligations (CMOs) and stripped mortgage securities. CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments. Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. Generally, one class receives interest only payments (IOs) and another receives principal only payments (POs). Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The fund can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee a Fund's investment in CMOs, IOs, or POs will be successful, and a Fund's total return could be adversely affected as a result.

Restricted Securities - Diversified Income Fund, High Yield Fund and Cash Fund may invest in restricted securities that are eligible for resale under Rule 144A of the Securities Act of 1933. These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, restricted securities are not registered with the SEC. Although restricted securities which are eligible for resale under Rule 144A may be readily sold to qualified institutional buyers, there may not always be a market for them and their sale may involve substantial delays and additional costs. In addition, the Funds, except Cash Fund, may invest in restricted securities that are not eligible for resale under Rule 144A. Because there is no active market for these types of securities, selling a security that is not a Rule 144A security may be difficult and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable.

Lower Rate Debt Securities - Diversified Income Fund and High Yield Fund may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in lower-medium and low-quality bonds involves greater investment risk and is highly dependent on the Investment Manager's credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.

U.S. Government Securities - Each Fund may invest in U.S. Government securities. Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government.

Guaranteed Investment Contracts ("GICs") - Cash Fund may invest in GICs. When investing in GICs, the Fund makes a cash contribution to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Cash Fund may invest only in GICs that have received the requisite ratings by one or more NRSROs ("nationally recognized statistical rating organizations"). Because a Fund may not receive the principal amount of a GIC from the insurance company on 7 days' notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Some of the management practices of the Funds include:

Cash Reserves - Each Fund may establish and maintain reserves as the Investment Manager or Sub-Adviser believes is advisable to facilitate the Fund's cash flow needs (e.g., redemptions, expenses and purchases of portfolio securities) or for temporary, defensive purposes. Such reserves may include various types of money market instruments, certificates of deposit, bank demand accounts and repurchase agreements.

Borrowing - Each Fund may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Fund's investment objective and program. Such borrowings may be collateralized with Fund assets. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Futures and Options - Diversified Income Fund, High Yield Fund and Municipal Bond Fund may utilize futures contracts. The Diversified Income Fund and High Yield Fund may also utilize options on futures, and may purchase call and put options and write call and put options on a "covered" basis. A call option is "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents are segregated by the custodian). Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. The Diversified Income Fund and High Yield Fund may purchase, sell, or write call and put options on securities and financial indices. Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower a Fund's total return, and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts.

Swaps, Caps, Floors and Collars - Diversified Income Fund and High Yield Fund may enter into interest rate, total return and index swaps. High Yield Fund may also enter into the purchase or sale of related caps, floors and collars. A Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a technique for managing the portfolio's duration (i.e., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. To the extent a Fund enters into these types of transactions, it will be done to hedge and not as a speculative investment, and the Fund will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest on a notional amount of principal. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

When-Issued Securities and Forward Commitment Contracts - Diversified Income Fund, High Yield Fund and Municipal Bond Fund may purchase and sell securities on a "when issued," "forward commitment" or "delayed delivery" basis. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. When a Fund purchases securities on this basis, there is a risk that the securities may not be delivered and that the Fund may incur a loss.

Portfolio Turnover - Although the Funds will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs and result in additional taxable gains.

General Information

Shareholder Inquiries - Shareholders who have questions concerning their account or wish to obtain additional information may write to the Funds (see back cover for address and telephone numbers), or contact their securities dealer.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for their Class A shares, Class B shares and Class C shares during the past five years, or the period since commencement of a Fund or class of shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been derived from financial statements that have been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

DIVERSIFIED INCOME FUND (Class A)
	Fiscal years ended December 31
	2002 (b)(c)	2001 (b)(c)(h)	2000 (b)(c)(e)	1999 (b)(c)(g)	1998 (b)(c)(g)
Per Share Data
Net asset value beginning of period	$ 4.73	$ 4.66	$ 4.52	$ 4.96	$ 4.81
Income from Investment Operations:
Net investment income	0.24	0.26	0.28	0.26	0.27
Net gain (loss) on securities (realized and unrealized)	0.18	0.07	0.14	(0.44)	0.16
Total from investment operations	0.42	0.33	0.42	(0.18)	0.43
Less Distributions:
Dividends (from net investment income)	(0.25)	(0.26)	(0.28)	(0.26)	(0.28)
Distributions (from realized gains)	---	---	---	---	---
Total distributions	(0.25)	(0.26)	(0.28)	(0.26)	(0.28)
Net asset value end of period	$ 4.90	$ 4.73	$ 4.66	$ 4.52	$ 4.96
Total return (a)	9.0%	7.3%	9.7%	(3.6)%	9.1%
Ratios/Supplemental Data
Net assets end of period (thousands)	$68,489	$59,168	$63,293	$12,723	$12,664
Ratio of expenses to average net assets	0.95%	0.95%	0.96%	0.87%	0.93%
Ratio of net investment income to average net assets	4.98%	5.57%	6.18%	5.58%	5.62%
Portfolio turnover rate	33%	38%	71%	65%	78%

DIVERSIFIED INCOME FUND (Class B)
	Fiscal years ended December 31
	2002 (b)(c)	2001 (b)(c)(d)(h)	2000 (b)(c)(e)	1999 (b)(c)(g)	1998 (b)(c)(g)
Per Share Data
Net asset value beginning of period	$ 4.71	$ 4.65	$ 4.51	$ 4.95	$ 4.80
Income from Investment Operations:
Net investment income	0.20	0.22	0.23	0.22	0.22
Net gain (loss) on securities (realized and unrealized)	0.18	0.07	0.16	(0.44)	0.16
Total from investment operations	0.38	0.29	0.39	(0.22)	0.38
Less Distributions:
Dividends (from net investment income)	(0.21)	(0.23)	(0.25)	(0.22)	(0.23)
Distributions (from realized gains)	---	---	---	---	---
Total distributions	(0.21)	(0.23)	(0.25)	(0.22)	(0.23)
Net asset value end of period	$ 4.88	$ 4.71	$ 4.65	$ 4.51	$ 4.95
Total return(a)	8.3%	6.4%	8.9%	(4.6)%	8.0%
Ratios/Supplemental Data
Net assets end of period (thousands)	$20,365	$13,685	$13,850	$2,356	$3,668
Ratio of expenses to average net assets	1.70%	1.70%	1.71%	1.85%	1.85%
Ratio of net investment income to average net assets	4.22%	4.83%	5.40%	4.55%	4.66%
Portfolio turnover rate	33%	38%	71%	65%	78%

DIVERSIFIED INCOME FUND (Class C)
	Fiscal year ended December 31
	2002(b)(c)(i)	2001(b)(c)(h)	2000(b)(c)(f)
Per Share Data
Net asset value beginning of period	$ 4.70	$ 4.65	$ 4.42
Income from Investment Operations:
Net investment income	0.19	0.21	0.21
Net gain (loss) on securities (realized and unrealized)	0.19	0.08	0.19
Total from investment operations	0.38	0.29	0.40
Less Distributions:
Dividends (from net investment income)	(0.21)	(0.24)	(0.17)
Distributions (from realized gains)	---	---	---
Total distributions	(0.21)	(0.24)	(0.17)
Net asset value end of period	$ 4.87	$ 4.70	$ 4.65
Total return(a)	8.3%	6.3%	7.9%
Ratios/Supplemental Data
Net assets end of period (thousands)	$4,901	$1,760	$442
Ratio of expenses to average net assets	1.70%	1.69%	1.67%
Ratio of net investment income to average net assets	4.18%	4.84%	5.32%
Portfolio turnover rate	33%	38%	40%

HIGH YIELD FUND (Class A)
	Fiscal years ended December 31
	2002(c)	2001 (b)(c)(h)	2000 (b)(c)	1999 (b)(c)	1998 (b)(c)
Per Share Data
Net asset value beginning of period	$11.68	$12.14	$13.65	$15.05	$15.71
Income from Investment Operations:
Net investment income	0.81	1.06	1.10	1.25	1.22
Net gain (loss) on securities (realized and unrealized)	(1.00)	(0.47)	(1.50)	(1.32)	(0.47)
Total from investment operations	(0.19)	0.59	(0.40)	(0.07)	0.75
Less Distributions:
Dividends (from net investment income)	(0.83)	(1.05)	(1.11)	(1.18)	(1.22)
Distributions (from realized gains)	---	---	---	(0.15)	(0.19)
Total distributions	(0.83)	(1.05)	(1.11)	(1.33)	(1.41)
Net asset value end of period	$10.66	$11.68	$12.14	$13.65	$15.05
Total return(a)	(1.7)%	4.9%	(3.0)%	(0.5)%	5.0%
Ratios/Supplemental Data
Net assets end of period (thousands)	$6,009	$5,919	$6,612	$6,328	$5,781
Ratio of expenses to average net assets	1.48%	1.09%	0.79%	0.72%	0.76%
Ratio of net investment income to average net assets	7.31%	8.80%	8.62%	8.17%	7.96%
Portfolio turnover rate	80%	65%	28%	36%	103%

HIGH YIELD FUND (Class B)
	Fiscal years ended December 31
	2002(c)	2001 (b)(c)(h)	2000 (b)(c)	1999 (b)(c)	1998 (b)(c)
Per Share Data
Net asset value beginning of period	$11.65	$12.11	$13.62	$15.02	$15.68
Income from Investment Operations:
Net investment income	0.73	0.96	1.00	1.06	1.10
Net gain (loss) on securities (realized and unrealized)	(1.01)	(0.47)	(1.50)	(1.25)	(0.47)
Total from investment operations	(0.28)	0.49	(0.50)	(0.19)	0.63
Less Distributions:
Dividends (from net investment income)	(0.74)	(0.95)	(1.01)	(1.06)	(1.10)
Distributions (from realized gains)	---	---	---	(0.15)	(0.19)
Total distributions	(0.74)	(0.95)	(1.01)	(1.21)	(1.29)
Net asset value end of period	$10.63	$11.65	$12.11	$13.62	$15.02
Total return(a)	(2.4)%	4.1%	(3.8)%	(1.3)%	4.2%
Ratios/Supplemental Data
Net assets end of period (thousands)	$4,450	$4,231	$3,914	$4,469	$4,236
Ratio of expenses to average net assets	2.23%	1.90%	1.51%	1.53%	1.53%
Ratio of net investment income to average net assets	6.56%	7.98%	7.77%	7.35%	7.17%
Portfolio turnover rate	80%	65%	28%	36%	103%

HIGH YIELD FUND (Class C)
	Fiscal year ended December 31
	2002(c)	2001(b)(c)(h)	2000(b)(c)(f)
Per Share Data
Net asset value beginning of period	$11.69	$12.16	$12.90
Income from Investment Operations:
Net investment income	0.73	0.81	0.62
Net gain (loss) on securities (realized and unrealized)	(1.01)	(0.33)	(0.69)
Total from investment operations	(0.28)	0.48	(0.07)
Less Distributions:
Dividends (from net investment income)	(0.74)	(0.95)	(0.67)
Distributions (from realized gains)	---	---	---
Total distributions	(0.74)	(0.95)	(0.67)
Net asset value end of period	$10.67	$11.69	$12.16
Total return(a)	(2.4)%	4.0%	(1.2)%
Ratios/Supplemental Data
Net assets end of period (thousands)	$520	$368	$50
Ratio of expenses to average net assets	2.24%	2.11%	1.58%
Ratio of net investment income to average net assets	6.60%	7.60%	8.05%
Portfolio turnover rate	80%	65%	39%

MUNICIPAL BOND FUND (Class A)
	Fiscal years ended December 31
	2002 (b)(c)	2001 (b)(c)	2000 (b)(c)	1999 (b)(c)(d)	1998 (b)(c)(d)
Per Share Data
Net asset value beginning of period	$10.15	$10.20	$ 9.48	$10.24	$10.08
Income from Investment Operations:
Net investment income	0.45	0.43	0.45	0.42	0.43
Net gain (loss) on securities (realized and unrealized)	0.55	(0.05)	0.72	(0.76)	0.17
Total from investment operations	1.00	0.38	1.17	(0.34)	0.60
Less Distributions:
Dividends (from net investment income)	(0.43)	(0.43)	(0.45)	(0.42)	(0.44)
Distributions (from realized gains)	(0.12)	---	---	---	---
Total distributions	(0.55)	(0.43)	(0.45)	(0.42)	(0.44)
Net asset value end of period	$10.60	$10.15	$10.20	$ 9.48	$10.24
Total return(a)	10.1%	3.8%	12.7%	(3.5)%	6.1%
Ratios/Supplemental Data
Net assets end of period (thousands)	$14,567	$15,672	$16,679	$17,630	$19,012
Ratio of expenses to average net assets	1.00%	0.99%	1.00%	1.01%	0.82%
Ratio of net investment income to average net assets	4.09%	4.20%	4.60%	4.19%	4.23%
Portfolio turnover rate	50%	54%	52%	108%	94%

MUNICIPAL BOND FUND (Class B)
	Fiscal years ended December 31
	2002 (b)(c)	2001 (b)(c)	2000 (b)(c)	1999 (b)(c)(d)	1998 (b)(c)(d)
Per Share Data
Net asset value beginning of period	$10.16	$10.22	$ 9.50	$10.26	$10.08
Income from Investment Operations:
Net investment income	0.36	0.35	0.38	0.34	0.31
Net gain (loss) on securities (realized and unrealized)	0.57	(0.05)	0.71	(0.76)	0.17
Total from investment operations	0.93	0.30	1.09	(0.42)	0.48
Less Distributions:
Dividends (from net investment income)	(0.35)	(0.36)	(0.37)	(0.34)	(0.30)
Distributions (from realized gains)	(0.12)	---	---	---	---
Total distributions	(0.47)	(0.36)	(0.37)	(0.34)	(0.30)
Net asset value end of period	$10.62	$10.16	$10.22	$ 9.50	$10.26
Total return(a)	9.4%	2.9%	11.8%	(4.2)%	4.8%
Ratios/Supplemental Data
Net assets end of period (thousands)	$1,630	$1,766	$1,605	$1,661	$1,367
Ratio of expenses to average net assets	1.75%	1.74%	1.75%	1.76%	2.01%
Ratio of net investment income to average net assets	3.34%	3.45%	3.85%	3.45%	3.04%
Portfolio turnover rate	50%	54%	52%	108%	94%

CASH FUND
	Fiscal years ended December 31
	2002 (b)(c)	2001 (b)(c)	2000(c)	1999(c)	1998 (c)(d)
Per Share Data
Net asset value beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations:
Net investment income	0.01	0.03	0.05	0.04	0.05
Net gain (loss) on securities (realized and unrealized)	---	---	---	---	---
Total from investment operations	0.01	0.03	0.05	0.04	0.05
Less Distributions:
Dividends (from net investment income)	(0.01)	(0.03)	(0.05)	(0.04)	(0.05)
Distributions (from realized gains)	---	---	---	---	---
Total distributions	(0.01)	(0.03)	(0.05)	(0.04)	(0.05)
Net asset value end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total return(a)	0.9%	3.2%	5.6%	4.4%	4.7%
Ratios/Supplemental Data
Net assets end of period (thousands)	$69,679	$67,638	$62,472	$53,137	$61,828
Ratio of expenses to average net assets	1.00%	1.00%	0.98%	0.86%	0.89%
Ratio of net investment income to average net assets	0.84%	3.08%	5.48%	4.30%	4.60%
Portfolio turnover rate	---	---	---	---	---

(a) Total return information does not take into account any sales charges paid at the time of purchase or contingent deferred sales charges paid at time of redemption.

(b) Fund expenses were reduced by reimbursement from the Investment Manager. Expense ratios absent such reimbursements would have been as follows:

Fund	Class	2002	2001	2000	1999	1998
Diversified Income	A	1.02%	1.04%	1.19%	1.37%	1.43%
	B	1.77%	1.79%	2.02%	2.36%	3.03%
	C	1.77%	1.79%	1.84%	---	---
High Yield	A	---	1.42%	1.39%	1.32%	1.36%
	B	---	2.21%	1.84%	2.13%	2.13%
	C	---	2.25%	2.02%	---	---
Municipal Bond	A	1.26%	1.17%	1.16%	1.14%	0.82%
	B	2.01%	1.93%	1.96%	2.19%	2.18%
Cash		1.07%	1.01%	---	---	---

(c)  Net investment income was computed using the average month-end shares outstanding throughout the period.

(d)  Expense ratios, including reimbursements, were calculated without the reduction for custodian fees earnings credits. Expense ratios with such reductions would have been as follows:

	Class	2002	2001	2000	1999	1998
Diversified Income	A	---	---	---	---	---
	B	---	1.70%	---	---	---
Municipal Bond	A	---	---	---	1.00%	0.82%
	B	---	---	---	1.75%	2.00%
Cash	A	---	---	---	---	0.89%

(e)  Portfolio turnover calculation excludes the portfolio investments in the Limited Maturity Series and Corporate Bond Series prior to merger.

(f)  Class C shares were initially offered for sale on May 1, 2000 for Security High Yield Series and Diversified Income Series. Percentage amounts for the period, except for total return, have been annualized.

(g)  The financial highlights for the Diversified Income Series as set forth herein exclude the historical financial highlights of the Corporate Bond Series and Limited Maturity Bond Series Class A and B shares. The assets of the Corporate Bond Series and Limited Maturity Bond Series were acquired by the Diversified Income Series on April 30, 2000.

(h)  As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed income securities. The effect of this change for the period ended December 31, 2001, was to decrease net investment income per share by less than 1/2 of a cent, increase net realized and unrealized gains and losses per share by less than 1/2 of a cent and increase the ratio of net investment income to average net assets from 0.01% to 0.18%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(i)  The financial highlights for the Class C shares exclude the historical financial highlights of the Class S Shares. Class S Shares were exchanged for Class C Shares on June 3, 2002.

APPENDIX A

Description of Short-Term Instruments

The types of instruments that will form the major part of Cash Fund's investments are described below:

U.S. Government Securities - Federal agency securities are debt obligations which principally result from lending programs of the U.S. Government. Housing and agriculture have traditionally been the principal beneficiaries of federal credit programs, and agencies involved in providing credit to agriculture and housing account for the bulk of the outstanding agency securities.

Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

U.S. Treasury bills are issued with maturities of any period up to one year. Three-month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

Certificates of Deposit - A certificate of deposit is a negotiable receipt issued by a bank or savings and loan association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.

Commercial Paper - Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

Banker's Acceptances - A banker's acceptance generally arises from a short-term credit arrangement designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

Description of Commercial Paper Ratings

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Commercial paper rated "A" by Standard & Poor's Corporation ("S&P") has the highest rating and is regarded as having the greatest capacity for timely payment. Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

Description of Corporate Bond Ratings

Moody's Investors Service, Inc. - Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Corporation - AAA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC. Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C. The rating C is reserved for income bonds in which no interest is being paid.

D. Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

NOTE: Standard & Poor's ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

APPENDIX B

Description of Municipal Bond Ratings

The following are summaries of the ratings used by Moody's, Standard & Poor's and Fitch's applicable to permitted investments of Municipal Bond Fund:

Moody's Investors Service, Inc.* - Aaa. Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. Although Industrial Revenue Bonds and Environmental Control Revenue Bonds are tax-exempt issues, they are included in the corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Moody's does not apply numerical modifiers other than Aa1, A1 and Baa1 in its municipal bond rating system, which offer the maximum security within the Aa, A and Baa groups, respectively.

Standard & Poor's Corporation** - AAA. Municipal bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest.

AA. Municipal bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree.

A. Municipal bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

NOTE: Standard & Poor's ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

Fitch Investors Service, Inc. - AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB. Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

NOTE: Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Ratings of Short-Term Securities

Moody's Investors Service - The following ratings apply to short-term municipal notes and loans:

MIG 1. Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad based access to the market for refinancing, or both.

MIG 2. Loans bearing this designation are of high quality with margins of protection ample although not so large as in the preceding group.

The following ratings apply to both commercial paper and municipal paper:

PRIME-1. Issuers receiving this rating have a superior capacity for repayment of short-term promissory obligations.

PRIME-2. Issuers receiving this rating have a strong capacity for repayment of short-term promissory obligations.

Standard & Poor's Corporation - The following ratings apply to short-term municipal notes:

AAA. This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA. Notes rated AA have a very strong capacity to repay principal and pay interest and differ from AAA issues only in small degree.

The following ratings apply both to commercial paper and municipal paper:

A-1. This designation indicates that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

Fitch Investors Service - The following ratings apply to commercial paper:

F-1+. Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned "F-1+" or "F-1".

 *Moody's Investors Service, Inc. rates bonds of issuers which have $600,000 or more of debt, except bonds of educational institutions, projects under construction, enterprises without established earnings records and situations where current financial data is unavailable.

**Standard & Poor's Corporation rates all governmental bodies having $1,000,000 or more of debt outstanding unless adequate information is not available.

APPENDIX C

Reduced Sales Charges

Class A Shares - Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Diversified Income, High Yield and Municipal Bond Funds alone or in combination with Class A shares of certain other Security Funds.

For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention (also referred to as a "Letter of Intent"), the term "Purchaser" includes the following persons: an individual; an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

Rights of Accumulation - To reduce sales charges on purchases of Class A shares of Diversified Income, High Yield or Municipal Bond Fund, a Purchaser may combine all previous purchases of the Fund with a contemplated current purchase and receive the reduced applicable front end sales charge. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

Rights of accumulation also apply to purchases representing a combination of the Class A shares of Diversified Income, High Yield, Municipal Bond, Growth and Income, Equity, Global, Total Return, Social Awareness, Mid Cap Value, Small Cap Growth, Enhanced Index, International, Select 25, Large Cap Growth, Technology or Ultra Fund in those states where shares of the Fund being purchased are qualified for sale.

Statement of Intention - A Purchaser of Diversified Income, High Yield or Municipal Bond Fund may choose to sign a Statement of Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of those Funds, Equity, Global, Total Return, Social Awareness, Mid Cap Value, Small Cap Growth, Enhanced Index, International, Select 25, Large Cap Growth, Technology, Growth and Income or Ultra Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the statement. Five percent (5%) of the amount specified in the Statement of Intention will be held in escrow shares until the Statement is completed or terminated. These shares may be redeemed by the Fund if the Purchaser is required to pay additional sales charges. Any dividends paid by the Fund will be payable with respect to escrow shares. The Purchaser bears the risk that the escrow shares may decrease in value.

A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges.

Reinstatement Privilege - Stockholders who redeem their Class A shares of Diversified Income, High Yield or Municipal Bond Fund have a one-time privilege (1) to reinstate their accounts by purchasing shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase shares of another of the Funds, Growth and Income, Equity, Global, Total Return, Social Awareness, Mid Cap Value, Small Cap Growth, Enhanced Index, International, Select 25, Large Cap Growth, Technology or Ultra Fund, without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a stockholder must provide written notice and the amount to be reinvested to the Fund within 30 days after the redemption request.

The reinstatement or exchange will be made at the net asset value next determined after the reinvestment is received by the Fund.

Purchases at Net Asset Value - Class A shares of Diversified Income, High Yield and Municipal Bond Funds may be purchased at net asset value by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds.

Class A shares of Diversified Income, High Yield and Municipal Bond Funds may be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. Class A shares of Diversified Income, High Yield and Municipal Bond Funds may also be purchased at net asset value when the purchase is made by retirement plans that (i) buy shares of the Security Funds worth $500,000 or more; (ii) have 100 or more eligible employees at the time of purchase; (iii) certify it expects to have annual plan purchases of shares of Security Funds of $200,000 or more; (iv) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Security Funds relating to such plans or (v) have at the time of purchase, aggregate assets of at least $1,000,000. Purchases made pursuant to this provision may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.

The Distributor must be notified when a purchase is made that qualifies under any of the above provisions.

For More Information

By Telephone - Call 1-800-888-2461.

By Mail - Write to:
Security Management Company, LLC
One Security Benefit Place
Topeka, KS 66636-0001

On the Internet - Reports and other information about the Fund can be viewed online or downloaded from:

SEC:  On the EDGAR Database at http://www.sec.gov

SMC, LLC:  http://www.securitybenefit.com

Additional information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

Annual/Semi-Annual Report - Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

Statement of Additional Information - The Funds' Statement of Additional Information and the Funds' annual or semi-annual reports are available, without charge upon request by calling the Funds' toll-free telephone number 1-800-888-2461. Shareholder inquiries should be addressed to SMC, LLC, One Security Benefit Place, Topeka, Kansas 66636-0001, or by calling the Funds' toll-free telephone number listed above. The Funds' Statement of Additional Information is incorporated into this prospectus by reference.

Each Fund's Investment Company Act file number is listed below:

Security Income Fund®	811-2120
Security Municipal Bond Fund	811-3225
Security Cash Fund	811-3073